UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

Celladon Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12707 High Bluff Drive, Suite 200 San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 350-4355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Attached hereto as Exhibit 99.1 is a transcript of the joint conference call held on November 19, 2015 by Celladon Corporation (“Celladon”) and Eiger BioPharmaceuticals, Inc. Exhibit 99.1 is incorporated by reference herein.

Celladon makes no admission as to the materiality of any information in this report. The information contained herein is intended to be considered in the context of Celladon filings with the Securities and Exchange Commission and other public announcements that Celladon makes, by press release or otherwise, from time to time. Celladon undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.

Item 9.01	Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celladon Corporation

Dated: November 23, 2015

	By:	/s/ Andrew C. Jackson
Andrew C. Jackson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Celladon Corporation and Eiger BioPharmaceuticals, Inc. joint conference call dated November 19, 2015.